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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                        Date of Report: November 16, 1999






                            ALTAIR INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)



      Province of
       Ontario,
        Canada                          1-12497                      None
---------------------------       --------------------       -------------------
(State or other jurisdiction      (Commission File No.)        (IRS Employer
      of incorporation)                                      Identification No.)




                         1725 Sheridan Avenue, Suite 140
                               Cody, Wyoming 82414
                         -------------------------------

          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (307) 587-8245

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                                Table of Contents

Item 2.  Acquisition or Disposition of Assets.


     As of November 15, 1999, Altair International Inc. (the "Company," "we" or "Altair") entered into an Asset Purchase and Sale Agreement (the "Asset Purchase Agreement") with BHP Minerals International Inc. ("BHP") pursuant to which we purchased all patents and technology related to a hydrometallurgical process developed by BHP primarily for the production of titanium dioxide products from titanium bearing ores or concentrates (the "Technology"), all tangible equipment and other assets used by BHP to develop and implement the Technology (the "Assets") and the use for one year (for no fee) of the services of the BHP personnel presently developing the Technology.

     The purchase price for the Technology and Assets is 15,000,000 Australian Dollars (AUD$) and was arrived at after extensive arms-length negotiation between Altair and BHP. (The noon buying rate in New York City for an Australian Dollar on November 16, 1999, as reported by the Federal Reserve Bank of New York for customs purposes, was $.6417 United States Dollars.) Altair has agreed to pay the purchase price in four equal installments of AUD$3,750,000, the first of which was made at closing, and the remaining three of which are due and payable on February 15, 2000, May 15, 2000, and August 15, 2000. Altair funded its first installment of the purchase price using existing cash. Altair intends to fund future installments primarily through the offer and sale of common shares, warrants to purchase common shares, and various other debt or equity securities. Altair may also use revenues, if any, generated from the sale of mineral products produced using the Technology to fund part of the May 15, 2000 and August 15, 2000 installments. If Altair fails to pay any of the remaining three installments to the purchase price, the Asset Purchase Agreement provides that Altair will forfeit to BHP, without a right to reimbursement of any amount of the purchase price paid to date, all right, title and interest in the Technology and Assets.

     The Asset Purchase Agreement also requires Altair to pay to BHP, until the earlier of the fifteenth anniversary of November 15, 1999 or the date Altair has paid an aggregate royalty of AUD$105,000,000, a quarterly royalty equal to:

o 1.5% of the international market price of all uncoated titanium dioxide pigment produced and sold as a result of the use of the Technology by Altair or a transferee at Altair's mineral properties in Tennessee;

o 1.5% of the international market price of all uncoated titanium dioxide pigment produced and sold as a result of the use of the Technology by BHP or any affiliate of BHP at a specified heavy mineral sand operation located in Auckland, New Zealand;

o 3% of the international market price of all uncoated titanium dioxide pigment produced and sold as a result of the use of the Technology by Altair or a transferee of Altair at any location other than Altair's Tennessee Mineral Property or the Auckland, New Zealand heavy mineral sand operation; and

o 3% of the sales proceeds (F.O.B. Altair's facility, reduced by the amount of product returns) received by Altair or a transferee of Altair from the sale of any products other than titanium dioxide pigment produced through Altair's use of the Technology.

We believe that the Technology represents a significant improvement in the processing of mineral ores, particularly titanium containing ores, and has the potential to materially reduce processing costs for commodity and specialty products. We anticipate commencing limited production of titanium dioxide products using the Technology and Assets during the first quarter of 2000.

                                      S-2


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     In addition,  in connection with the Asset Purchase  Agreement,  Altair and
BHP entered into a Lease dated November 15, 1999, pursuant to which Altair will lease approximately 20,000 square feet of laboratory and testing space at BHP's testing facility in Reno, Nevada for a monthly rent of $15,000. The initial term of the Lease expires on December 31, 2000, subject to automatic renewal for six-month periods at inflation adjusted rent until terminated by the Company. The Lease grants Altair a right of first refusal in the event BHP intends to sell the building and property subject to the Lease and includes an agreement to negotiate in good faith with respect to Altair's possible purchase of such building and property.

Forward-Looking StatementsFORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K (this "Current Report") contains various forward-looking statements. Such statements can be identified by the use of the forward-looking words "anticipate," "estimate," "project," "likely," "believe," "intend," "expect," or similar words. These statements discuss future expectations, contain projections regarding future developments, operations, or financial conditions, or state other forward-looking information. When considering such forward-looking statements, you should keep in mind the risk factors noted in this section and other cautionary statements throughout this Current Report and our periodic filings with the SEC. You should also keep in mind that all forward-looking statements are based on management's existing beliefs about present and future events outside of management's control and on assumptions that may prove to be incorrect. If one or more risks identified in this Current Report or any of our periodic filings with the SEC materializes, or any other underlying assumptions prove incorrect, our actual results may vary materially from those anticipated, estimated, projected, or intended.

     Among the key factors that may have a direct bearing on the our operating results are risks and uncertainties described under "Risk Factors," including those attributable to uncertainties regarding our ability to raise all capital necessary to fund the purchase of the Assets and Technology and uncertainties regarding the effectiveness of the Technology or quality of the Assets.

Risk Factors

         Before you invest in the Common Shares of the Company, you should be aware that such investment involves the assumption of various risks, including those described below. What follows is a summary of certain risks related to the Company's purchase and proposed development and exploitation of the Technology and Assets. You should consider carefully these risk factors, together with the Risk Factors dealing with other aspects of the Company's business and contained in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the year ended December 31, 1998, before you decide to purchase any Common Shares of the Company.

We May Not Have Sufficient Capital To Pay All Installments Of The Purchase Price And May Forfeit the Technology and Assets.

         We may not be able to obtain the capital necessary to make the AUD$3,750,000 payments due on each of February 15, 2000, May 15, 2000 and August 15, 2000 with respect to our purchase of the Assets and Technology from BHP and, if we fail to make such payments, we may forfeit our interest in the Technology and Assets. Altair does not presently have sufficient capital to pay the second, third or fourth installments to the purchase price of the Technology and Assets from BHP and has not secured the additional capital needed to fund such installments. Although Altair intends to raise such additional capital through the sale of titanium dioxide produced using the Technology and Assets and/or through the placement of Common Shares, warrants, and other debt or equity securities, the capital generated from such activities may be insufficient to pay all installments to the purchase price. Factors affecting the availability and price of capital may include, without limitation, the following:

o        Market  factors   affecting  the   availability  and  cost  of  capital
         generally;

o The market's perception of our ability to use and further develop the Technology and the Assets;
                                      S-3
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o        The  initial  performance  of the  Technology  and the  Assets  and the quality and variety of products produced;

o        The market's perception of mining, technology, and/or minerals stocks;

o The price of, and demand for, titanium dioxide and any other products produced, or proposed to be produced, with the Technology and Assets;

o        Market perception of the abilities of our management team;

o Our progress in developing our other projects, including the Altair Centrifugal Jig and the Tennessee Mineral Property.

Under the Asset Purchase Agreement, if we fail to timely make the three remaining AUD $3,750,000 payments to BHP, we will forfeit to BHP, without any right to reimbursement for the amount of the purchase price paid to date, all right, title and interest in and to the Technology and related Assets.

The Technology May Prove Ineffective Or the Assets May Prove Unreliable.

         The Technology and Assets have not been used by Altair, or by anyone in a commercial setting, and may prove ineffective or unreliable when subjected to continuous use. We have reviewed test results produced by BHP suggesting that the Technology and Assets can effectively extract titanium dioxide from titanium containing ores. Nevertheless, Altair has not independently tested the Technology and Assets, and neither Altair nor BHP has attempted to use the Technology or Assets on a continuous basis in a commercial setting. The Technology may prove wholly or partially ineffective when applied by Altair. In addition, the Assets may break down, be costly to maintain or prove unreliable when operated on a continuous basis in a commercial setting. Our plans for funding the purchase of the Technology and Assets depend upon our being able to quickly and effectively commercialize the Technology. If the Technology proves ineffective or the Assets prove unreliable in a commercial setting, we may be unable to fund our purchase of the Technology and Assets or may otherwise be unable to recoup our investment in the Technology and Assets.

The Market May Not Accept End Products Produced Using the Technology.

         In the short run, we plan to use the Technology and Assets to produce titanium dioxide nanoparticles from ilmenite containing feed stocks. We have not previously produced or marketed titanium dioxide nanoparticles and, to date, have not obtained or sought to obtain any orders for titanium dioxide nanoparticles. The titanium dioxide nanoparticles and other products produced using the Technology and Assets may be of inferior quality to alternative products or, regardless of actual quality, may be perceived as lacking adequate quality or reliability. Even if we are able to efficiently produce titanium dioxide nanoparticles and other products using the Technology and Assets, we may not be able to sell such products in the marketplace.

The Market for Titanium Dioxide and Other Products May Be Too Small or May Contract or Collapse.



                  In the short run, we plan to use the Technology and Assets to produce titanium dioxide nanoparticles from ilmenite containing feed stocks.
Although   titanium   dioxice  is  versatile  and  used  in  a  wide  range  of
applications, the uses for such nanoparticles are limited--primarily cosmetics and surface coatings--and the market for such nanoparticles is small, estimated at 5,000 tons per annum. Even if we are able to effectively produce titanium dioxide nanoparticles and other products using the Technology and Assets, we may not be able to profitably market such products for any of the following reasons:

o        there may be insufficient demand for such products;

o despite strong initial demand for such products, the market for such products may contract or collapse as a result of a decrease in demand for goods incorporating such mineral products, a worldwide or regional financial crisis, or other unforeseen event;


o the increased supply of such mineral products as a result of the entrance of Altair or other suppliers into the market may cause the price to drop, reducing or eliminating profitability;

o such products may be of inferior quality to alternative products or, regardless of actual quality, may be perceived as lacking adequate quality or reliability.

                                   S-4


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Our Costs of Production May Exceed  Expectations  or Our  Competitors May Charge
Lower Prices for the Same Products.

         We are purchasing the Technology and Assets based on our belief that, with our use of the Technology and the Assets, we will be able to produce titanium dioxide and other products more cheaply than many competitors. We have not, however, produced any mineral products using the Technology and Assets on either a test or a commercial basis. Our actual costs of production may exceed those of our competitors and, even if our costs of production are lower, our competitors may be able to sell titanium dioxide and other products on at a lower price than is economical for Altair.

We May Be Unable to Obtain or Renew All Permits Necessary to Operate the Assets.

         In order to begin commercial production using the Technology and the Assets at the facility we are leasing in Reno, Nevada, we may be required to obtain certain state and local permits. BHP has assigned to us all of the permits it held with respect to its use of the Assets; however, our governmental compliance due diligence is incomplete, and we have been unable to confirm whether any additional permits will be required in order to use the Technology and the Assets or whether we will be able to obtain any such permits. In addition, many such permits must be renewed on a periodic basis or amended in connection with our planned expansion of operations at the leased Reno, Nevada facility. We can provide no assurance that we will be able to obtain all new permits, or extensions, amendments or renewals of existing permits, necessary to use the Assets and Technology for commercial production. Even if we can obtain all such permits, we may incur substantial costs or need to make substantial modifications in order to obtain such permits.

Our Applications For Patents Related To The Technology May Be Denied Or May Otherwise Be Unenforceable.


         BHP has filed patent applications with the United States Patent and Trademark Office ("PTO") with respect to the Technology and has transferred the rights to such applications to Altair. Such applications are being reviewed by the PTO, and no patents with the respect to the Technology have been granted to date. If the applications for any patents related to the Technology are denied, or the scope of any such application is narrowed, the value of the Technology, and any competitive advantage gained from Altair's ownership of the Technology, may be substantially diminished. We can provide no assurance that pending patent applications will be granted.

         In addition, we have not filed patent applications in any jurisdictions outside of the United States. Persons in countries in which no application has been filed, or which do not honor United States patents, may develop and market infringing technologies. In addition, the cost of enforcing patents outside of North America, as well as other obstacles, may limit the our ability to enforce any patents related to the Technology outside of the United States.

We May Incur Liability Under Applicable Environmental Laws.

         Any proposed use of the Technology and Assets will be subject to federal, state, and local environmental laws. Under such laws, we may be jointly and severally liable with prior property owners for the treatment, cleanup, remediation, and/or removal of substances discovered at the leased Reno, Nevada facility or any other property used by Altair, which are deemed by the federal

                                 S-5
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and/or  state  government  to be toxic or  hazardous  ("Hazardous  Substances").
Courts or government agencies may impose liability for, among other things, the improper release, discharge, storage, use, disposal, or transportation of Hazardous Substances. We might use Hazardous Substances and, although we intend to employ all reasonably practicable safeguards to prevent any liability under applicable laws relating to Hazardous Substances, companies engaged in mineral exploration and processing are inherently subject to substantial risk that environmental remediation will be required.

                                       S-6

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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

                  10.1 Amended and Restated Shareholder Rights Plan dated October 15, 1999, between the Company and Equity Transfer Services, Inc.

                  10.2 Lease dated November 15, 1999, between the Company and BHP Minerals International Inc.

                  10.3 Services Agreement dated November 15, 1999, between the Company and BHP Minerals International Inc.

                  10.4 Asset Purchase and Sale Agreement dated November 15, 1999, between the Company and BHP Minerals International Inc.(Portions of pages 33, 34, 35 and 36 of the Asset Purchase and Sale Agreement have been omitted and are subject of an application for confidenatial treatment.)

                  99.1     Press Release dated November 17, 1999


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.


                            Altair International Inc.


      November 17, 1999                           By:  /s/ William P. Long
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         Date                                     Dr. William P. Long, President


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